                                                                    EXHIBIT 10.4

                             DEVELOPMENT AGREEMENT
                             ---------------------


          THIS DEVELOPMENT AGREEMENT (this "Agreement") is made and entered into
                                            ---------
as of the ___ day of ________, 1998, by and between Vencor, Inc., a Delaware corporation ("Vencor") and Vencor Healthcare, Inc., a Delaware corporation
              ------
("Healthcare Company").
--------------------

                                    RECITALS
                                    --------

          WHEREAS, Healthcare Company and Vencor are parties to an Agreement and Plan of Reorganization, dated as of the date hereof (the "Reorganization
                                                          --------------
Agreement"),which provides for certain reorganization transactions (the
---------
"Reorganization Transactions"), including but not limited to, (i) certain
----------------------------
internal mergers and stock and asset transfers that allocate the assets and liabilities relating to substantially all of the Vencor-owned land, buildings and other improvements and real estate related assets (the "Real Estate
                                                            -----------
Business") to Vencor, which will change its name immediately prior to the Distribution (as defined herein) to "Ventas, Inc." and allocate the other assets and liabilities relating to the historical operations of Vencor, including the properties listed on Exhibit A which are properties under development or to be
                     ---------
developed (the "Development Properties") by Healthcare Company (the "Healthcare
                ----------------------                               ----------
Business"), to Healthcare Company, which will change its name immediately prior
--------
to the Distribution to "Vencor, Inc.", (ii) Vencor leasing to Healthcare Company pursuant to a master lease agreement (the "Master Lease Agreement") 46 long-term
                                           ----------------------
acute care hospitals and 210 nursing centers, and (iii) the completion by Healthcare Company of the development of the Development Properties pursuant to a development agreement and thereafter, at the option of Vencor, the sale to, and lease back from, Vencor of the Development Properties;

          WHEREAS, Healthcare Company and Vencor will be parties to a Distribution Agreement, dated as of the date hereof (the "Distribution
                                                          ------------
Agreement"), which provides for the distribution (the "Distribution") by Vencor
                                                       ------------
to the holders of common stock, par value $.25 per share, of Vencor ("Vencor
                                                                      ------
Common Stock") of all the outstanding shares of common stock, par value $.25 per
------------
share, of Healthcare Company ("Healthcare Company Common Stock") on the basis of
                               -------------------------------
one share of Healthcare Company Common Stock for every share of Vencor Common Stock;

          WHEREAS, Healthcare Company desires to complete, or cause to be completed, the development of the Development Properties and thereafter, at the option of Vencor, sell to, and lease back from, or cause to be sold to and leased back from, Vencor, the Development Properties on the terms set forth in this Agreement; and

          WHEREAS, upon completion of development of the Development Properties, Vencor or a subsidiary of Vencor may at the option of Vencor purchase from, and lease to, Healthcare Company, or a consolidated subsidiary of Healthcare Company, the Development Properties on the terms set forth in this Agreement.

              NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

      Section 1. Development in Accordance with Development Plans.
                 ------------------------------------------------

          Healthcare Company agrees to use reasonable efforts to develop, or cause its subsidiaries to develop, each Development Property (each, a "Project")
                                                                       -------
substantially in accordance with the Development Plan (as defined below) for such Project. For the Projects identified in Exhibit B which are currently
                                              ---------
under construction or renovation, Healthcare Company shall use reasonable efforts to adhere to (i) the plans and specifications (each, a "Plan"), (ii)
                                                                  ----
the construction schedule (each, a "Schedule") and (iii) the construction
                                    --------
budgets (each, a "Budget") for each applicable Project as such Plans, Schedules
                  ------
and Budgets exist on the date hereof. As soon as reasonably practical after the date hereof, and in any event within 60 days after the date hereof, Healthcare Company shall deliver to Vencor the Plan, Schedule and Budget for each Project under construction or renovation on the date hereof. For the Projects scheduled for future construction or renovation, Healthcare Company agrees to submit Plans, Schedules and Budgets for each Project to Vencor no later than 30 days prior to commencement of construction of the Project. Each applicable Plan, Schedule and Budget for each such Project together constitute the "Development
                                                                   -----------
Plan" for such Project.  Healthcare Company will not make any material
----
modifications to the Development Plan for any Project without providing prior written notice to Vencor.

          Section 2. Development Guidelines.
                     ----------------------

                  Healthcare Company agrees that in connection with each Project it will:

                  (a) (i) make all governmental filings and submissions necessary to obtain those approvals, permits and authorizations which are required in order for Healthcare Company to develop the Project and operate the Project upon completion as a healthcare facility, and (ii) use its good faith efforts to secure or cause to be secured all such necessary governmental approvals, permits and authorizations;

                  (a) select and hire, where appropriate, reputable and (to the extent applicable) licensed architects, engineers, designers, traffic consultants, surveyors, attorneys and other consultants (the "Consultants") for
                                                              -----------
the development of the Project;

          (c) coordinate, monitor and inspect all phases of development of the Project to ensure that the Project is being developed substantially in accordance with its Development Plan;

          (e) stablish administrative and control procedures and reporting for the Project, including cost accounting, budgeting and scheduling, to facilitate completion of the Project in accordance with its Development Plan and promptly notify Vencor of any occurrence or circumstance that is reasonably likely to materially delay or prevent completion of each Project in accordance with its Development Plan;

          (e) maintain accurate books and records, including operating instructions, manuals, warranties, field record information, as-built drawings, samples, shop-drawings and data with respect to the Project; and

          (f) from the date hereof, permit Vencor to inspect the Project and the books and records relating to the Project upon reasonable advance notice and during reasonable business hours; and

          (g) furnish to Vencor, when requested, but in no event more frequently then on a quarterly basis, a detailed report which shall contain a statement of costs incurred to date and any anticipated delay or material information relating to each Project, or any significant phase of each Project, or any significant deviation from the Development Plan for each Project for ensuing periods.

    Section 3. Option to Purchase and Lease-Back Development Properties.
               --------------------------------------------------------

               Section 3.1 Option to Purchase.  Upon completion of development
                          -------------------
 of a Project, Vencor shall have an option (the "Option") to purchase the
                                    ------
Project from Vencor and thereafter lease such Project back to Healthcare Company in accordance with this Section 3.

               Section 3.2 Purchase and Lease-Back of Development Properties.
                           --------------------------------------------------
(a) Upon substantial completion of development of a Project, Healthcare Company shall deliver to Vencor notice of the costs for such Project (the "Cost
                                                                   ----
Schedule") which sets forth in reasonable detail the actual cost incurred by
--------
Healthcare Company in acquiring and developing such Project (the "Actual Cost").
                                                                  -----------
Healthcare Company shall provide Vencor with full access to any information, including the books and records of Healthcare Company relating to such Project, necessary for Vencor to review the costs reflected on the Cost Schedule. Within 30 days following the delivery by Healthcare Company of the Cost Schedule, Vencor shall deliver a notice (the "Option Notice") to Healthcare Company,
                                    -------------
stating whether Vencor will or will not exercise its

Option to purchase such Development Property from Healthcare Company at Actual Cost through the date of closing and lease such Development Property back to Healthcare Company in accordance with this Agreement.

          (b) If Vencor delivers an Option Notice stating that it will exercise the option with respect to the Development Property, Healthcare Company and Vencor shall execute and deliver a Purchase and Sale Agreement (the "Purchase
                                                                     --------
Agreement") with respect to such Project substantially in the form of Exhibit C
---------                                                             ---------
hereto, which sets forth the terms and conditions for the sale by Healthcare Company to Vencor of such Project.

          (c) If Vencor delivers an Option Notice stating that it will not exercise the Option with respect to a Development Property, Healthcare Company shall be under no obligation to sell the completed Project to Vencor and may solicit offers relating to the completed Project and may sell or retain the same; provided, however, that Healthcare Company shall not sell the completed Project to a third party for less than the Actual Cost.

          Section 3.3  Lease of Development Properties. Simultaneously with the
                       -------------------------------
execution of the Purchase Agreement, Healthcare Company and Vencor shall execute and deliver a Lease Agreement with respect to such Project substantially in the form of Exhibit F hereto, which sets forth the terms and conditions for the lease by Healthcare Company from Vencor of such Project. The commencement date of such Lease Agreement shall be the date upon which the purchase and sale is consummated pursuant to the Purchase Agreement. The initial annual base rent for the lease of a Project will be 10% of the Actual Cost.

     Section Third Party Developers.
             ----------------------

          Upon completion of the Projects identified on Exhibit A as being developed by a third party developer and leased to Healthcare Company by such developer, the following procedure will apply:

        If Healthcare Company exercises its right to purchase any such Project from the third party developer, Healthcare Company must give notice to Vencor that it has exercised such right. Vencor then shall have the option to purchase such property on the same terms as Healthcare Company.

        Section 5. Healthcare Company's Obligation to Develop the Development
                   ----------------------------------------------------------
Properties. Notwithstanding anything to the contrary in this Agreement,
----------
Healthcare Company is under no obligation to develop the Development Properties. However, if Healthcare Company determines to develop the Development Properties, each such Project shall be completed pursuant to the terms and conditions of this Agreement.

       Section 6. Termination.
                  -----------

          Section 6.1 Automatic Termination; Right to Terminate.  (a)  This
                      -----------------------------------------
greement shall terminate automatically with respect to a particular Project (i) if Vencor does not exercise the Option for that Project, or (ii) if Vencor exercises the Option for that Project, upon the completion of the sale of such Project to Vencor and the lease by Vencor to Healthcare Company of such Project in accordance with the terms of this Agreement.

          (b) Either Healthcare Company or Vencor may terminate this Agreement if (i) the other party materially breaches any of its covenants or obligations contained in this Agreement and all of such breaches shall not have been cured to the reasonable satisfaction of the nonbreaching party, within 30 days after notice of such material breach shall have been given by the nonbreaching party to the breaching party, (ii) there is a Change of Control (as defined below) of the other party, or (iii) if a Bankruptcy Event (as defined below) has occurred with respect to the other party; provided, however, that a party shall not be in
                                 --------  -------
breach of this Agreement pursuant to clause (i) if its failure to perform or fulfill its obligations under this Agreement is due to a Force Majeure event (as defined herein).

          (c) A "Change of Control" of a party shall include, without
                 -----------------
limitation, (i) a change in the composition of the board of directors of such party such that at the end of any period of 12 consecutive months the persons constituting a majority of such board of directors are not the same as the persons constituting a majority at the start of such period (or persons appointed by such majority), (ii) the sale or other disposition by such party of
(A) any part of its interest in such party or (B) all or substantially all of the assets of such party (other than a bona fide pledge in connection with a financing), or (iii) a merger, consolidation or other business combination involving such party, which results in the stockholders of such party immediately prior to such event owning less than 50% of the capital stock of the surviving entity. A "Bankruptcy Event" with respect to a party shall occur upon
                      ----------------
the filing of an involuntary petition in bankruptcy or similar proceeding against such party seeking its reorganization, liquidation or the appointment of a receiver, trustee or liquidator for it or for all or substantially all of its assets, whereupon such petition shall not be dismissed within 90 days after the filing thereof, or if such party shall (i) apply for or consent in writing to the appointment of a receiver, trustee or liquidator of all or substantially all of its assets, (ii) file a voluntary petition or admit in writing its inability to pay its debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or an arrangement with creditors or take advantage of any insolvency law, or (v) file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceedings.

          Section 6.2 Effect of Termination.  In the event of the termination
                      ---------------------
of this Agreement in accordance with Section 6.1, (a) this Agreement shall thereafter become void and have no effect, and no party hereto shall have any liability to the other party hereto or their respective affiliates, directors, officers or employees; provided, however, that the termination of this Agreement
                       --------  -------
pursuant to Section 6.1 shall not (i) affect the liability of a party for breach of this Agreement, (ii) discharge any of either party's obligations to pay any amount owing on the date of termination, (iii) discharge or affect either party's rights or obligations arising out of or in connection with any Purchase Agreement or Lease Agreement entered into pursuant to this Agreement, or (iv) affect this Section 6.2 or Sections 8.2, 8.3, 10.4, 10.10 and Article 9, which shall survive, and (b) Vencor shall cease to have the Option with respect to any of the Development Properties which are completed following such termination.

          Section 7.  Representations and Warranties.
                      ------------------------------

                 (a) Healthcare Company hereby represents and warrants to Vencor as of the date hereof, that:

                      (1) Healthcare Company is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation;

                      (2) Healthcare Company has the requisite corporate power
                          and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and

                      (3) this Agreement constitutes a valid and legally binding obligation of Healthcare Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                    Vencor hereby represents and warrants to Healthcare Company as of the date hereof, that:

                 (b)  (1) Vencor is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation;

                      (2) Vencor has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and

                      (3) this Agreement constitutes a valid and legally binding obligation of Vencor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          Section 8. Limitation of Liability.
                     -----------------------

                  Section 8.1 Force Majeure.  (a)  Healthcare Company shall
                              -------------
not be held responsible for failure of or delay in completion of development, nor shall Vencor be held responsible for failure or delay in the purchasing and leasing to Healthcare Company, of a Project hereunder, if such failure or delay is due to an act of God or public enemy, war, government acts or regulations, fire, flood, embargo, quarantine, epidemic, labor strike, inability to acquire raw materials, accident, unusually sever weather or other cause similar to the foregoing, beyond their control (each such event, a "Force Majeure").
                                                     -------------

          (b) If the performance of this Agreement by either party or any obligation hereunder is prevented, restricted or interfered with by reason of a Force Majeure event, the party whose performance is so affected, upon giving prompt notice to the other party, shall be excused from such performance to the extent of such Force Majeure event; provided, however, that the party so
                                    --------  -------
affected shall take all reasonable steps to avoid or remove such causes of nonperformance and shall continue performance hereunder with dispatch whenever such causes are removed.

          Section 8.2 Concealed Conditions; Change in Law.  Healthcare Company
                      -----------------------------------
shall have no liability hereunder resulting from failure of or a delay in completion of development of a Project; provided, however, that Healthcare
                                        --------  -------
Company shall not be permitted to delay or cancel a Project if the reason for such delay or cancellation is the purchase or development of another facility by Healthcare Company in the same market, in which event Vencor shall have the option to purchase such substitute facility at Healthcare Company's cost. If Vencor exercises such option to purchase a substitute facility, it shall lease such facility to Healthcare Company in accordance with Section 3.3 hereof.

          Section 8.3 Contractors.  Neither Healthcare Company, any of its
                      -----------
affiliates nor any of their respective present or former directors, officers, partners, employees or agents shall have any liability to Vencor or any person asserting claims on behalf of or in right of Vencor in connection with or as a result of any obligation of Healthcare Company under this Agreement except to the extent that any Losses (as defined herein) incurred by Vencor result from the bad faith, gross negligence or wilful misconduct of Healthcare Company in performing its obligations under this Agreement. Healthcare Company shall not have any liability for any failure of performance or refusal to perform by a Contractor, and Healthcare Company shall not have any liability for any defects in the work performed by a Contractor; provided, that Healthcare Company was not grossly
                           --------
negligent or acting in bad faith in selecting such Contractor or in monitoring the performance of such Contractor.

      Section 9.    Indemnification.
                    ---------------

              (a) Healthcare Company hereby agrees that it shall indemnify, defend and hold harmless Vencor, its affiliates, and, if applicable, their respective present and former directors, officers, partners, employees and agents (collectively, the "Vencor Indemnified Parties") from, against and in
                           --------------------------
respect of, any damages, claims, losses, actions, suits, proceedings, liabilities, and reasonable costs and expenses (including reasonable attorney's fees and expenses of investigation) (collectively, "Losses") directly relating
                                                    -----
to or arising from the bad faith, gross negligence or wilful misconduct of Healthcare Company in the performance of its obligations under this Agreement.

          (b) Vencor shall give prompt notice to Healthcare Company of a claim under this Section 7, and shall provide to Healthcare Company as soon as practicable thereafter all information and documentation necessary to support and verify, any Losses that the Vencor Indemnified Parties shall have determined to have given or give rise to a claim for indemnification under this Section 7. Failure by Vencor to give prompt notice of a claim under this Section 7 shall affect the rights of Vencor hereunder only to the extent that such failure has a prejudicial effect on the defenses or other rights available to Healthcare Company with respect to such claim. Vencor shall have a right to consult in the defense of a claim and to employ counsel, at Vencor's expense, separate from the counsel employed by Healthcare Company to the extent such claim involves potential conflicts of interest between or different defenses for Healthcare Company and Vencor and Vencor reasonably determines that separate representation would be appropriate.

          Section 10.1 Miscellaneous.
                       -------------

                  Section 10.1 Notices.  All notices or other communications
                               -------
under this Agreement shall be in writing and shall be deemed duly given, effective (a) three business days later, if sent by registered or certified mail, return receipt requested, postage prepaid, (b) when sent, if sent by telecopier or facsimile; provided, that the telecopy or facsimile is promptly confirmed by telephone confirmation thereof, and (c) one business day later, if sent by overnight delivery via a national courier service, in each case (a) through (c), addressed to the intended recipient at the address set forth below.

             If to Healthcare Company:

             3300 Aegon Center
             400 West Market Street
             Louisville, Kentucky  40202
             Attention:  General Counsel
             Facsimile:  (502) 596-4075

             If to Vencor:

             3300 Aegon Center
             400 West Market Street
             Louisville, Kentucky  40202
             Attention: President
             with a copy to General Counsel
             Facsimile:  (502) 596-4075

Any party shall have the right to change its address for purposes of notice by giving notice to the other parties in accordance with the provisions hereof.

          Section 10.2  Parties In Interest.  This Agreement shall be binding
                        -------------------
upon and shall accrue to the benefit of the parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended to confer upon any other person (except the Vencor Indemnified Parties), any rights or remedies under or by reason of this Agreement.

          Section 10.3  Amendments.  This Agreement shall not be amended or
                        ----------
changed except by changed except by written instrument signed by all undersigned parties.

          Section 10.4  Severability.  If any term or provision of this
                        ------------
Agreement, or the application thereof to any person or circumstance, shall to any extent be held invalid or unenforceable by a court of competent jurisdiction, such result shall not affect the other terms and provisions of this Agreement or applications thereof which can be given effect without the relevant term, provision or application, and to this end the parties agree that the provisions of this Agreement are and shall be severable.

          Section 10.5  Remedies.  All rights, privileges and remedies afforded
                        --------
the parties by this Agreement shall be deemed cumulative and not exclusive. In the event of a breach or other failure to perform as required under this Agreement, the party not breaching or defaulting shall, in addition to all rights and remedies herein provided, have all rights and remedies available at law or in equity.

          Section 10.6 Variance of Pronouns.  The use herein of a singular
                       --------------------
number shall be deemed to mean the plural, the masculine gender shall be deemed to mean the feminine or the neuter gender shall be deemed to mean the masculine or feminine, whenever the sense of this Agreement so requires.

          Section 10.7 GOVERNING LAW.  THE PARTIES HERETO AGREE THAT THIS
                       -------------
AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF KENTUCKY, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW.

          Section 10.8 No Implied Consent or Waiver.  No consent or waiver,
                       ----------------------------
express or implied, by either party to this Agreement to, of or for any breach or default by the other party in performance of its obligations hereunder shall be deemed or construed to be a consent or waiver to or for any other breach or default in performance by such party of the same or any other obligation of such party hereunder. Failure on the part of either party to complain of any act or failure of the other party to this Agreement or to declare the other party in default, irrespective of whether such failure continues, shall not constitute a waiver by the non-defaulting party of its rights hereunder.

          Section 10.9  Counterparts. This Agreement may be executed in
                        ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          Section 10.10 Confidentiality.  From and after the date hereof,
                        ---------------
Vencor shall keep, and shall make its respective officers, directors, employees, agents and subsidiaries (each a "Related Party") to keep, confidential all
                                 -------------
information proprietary to Healthcare Company that has been acquired by Vencor or any Related Party through participation in the performance of this Agreement; provided, that the foregoing restriction shall not apply to information that (i)
--------
is or hereafter becomes generally available to the public other than by reason of any default with respect to its confidentiality obligation under this Agreement or any other agreement, (ii) is hereafter disclosed to Vencor or any Related Party by a third party who is not in default of any confidentiality obligation to Healthcare Company, or (iii) is required to be disclosed in compliance with applicable laws or regulations or order by a court or other governmental or regulatory agency or body having competent jurisdiction; provided, that reasonable measures shall be taken to assure
              --------
confidential treatment of such information.

          Section 10.10 Entire Agreement.  Except as provided in Article VI of
                        ----------------
the Reorganization Agreement regarding dispute resolution, this Agreement and the exhibit hereto supersede all prior agreements among the parties with respect to the subject matter hereof and contain the entire agreement among the parties with respect to such subject matter. This instrument may not be amended, supplemented or discharged, and no provisions hereof may be modified or waived, except expressly by an instrument in writing signed by both Healthcare Company and Vencor. No waiver of any provision hereof by any party hereto shall be deemed a waiver by any other party nor shall any such waiver by any party be deemed a continuing waiver of any matter by such party. No amendment, modification, supplement, discharge or waiver hereof or hereunder shall require the consent of any person not a party to this Agreement.

          Section 10.11 Assignment.  Each party hereby acknowledges and agrees
                        ----------
that it will not without the prior written consent of the other party (which consent shall not be unreasonably withheld) transfer any portion of its interest in this Agreement. Notwithstanding the foregoing or anything else contained in this Agreement, either party may, without any consent or approval, transfer its interest in this Agreement to a consolidated subsidiary of such party; provided,
                                                                       --------
that the transferring party guarantees the subsidiary's performance of such transferring party's obligations hereunder.

          IN WITNESS WHEREOF, the parties hereto have duly signed this Agreement as of the day and year first above written,

               VENCOR, INC.


                                    By:  _________________________
                                       Name:
                                       Title:

                                    VENCOR HEALTHCARE, INC.



                                    By:  _________________________
                                       Name:
                                       Title: